BlackRock Municipal Bond Fund, Inc.
BlackRock Short-Term Municipal Fund
(the “Fund”)

Supplement to the Statement of Additional Information dated March 4, 2011

The Fund’s Statement of Additional Information is amended as set forth below:

The section entitled “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons—Qualified Plans” in Part II of the Fund’s current Statement of Additional Information is amended as follows with respect to the Fund:

With respect to the Short-Term Municipal Bond Fund of BlackRock Municipal Bond Fund, Inc. the placement fees may be up to the following amounts:

$250,000 and above	0.50%

Shareholders should retain this Supplement for future reference.

Code# SAI-10051-0311-SUP